                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: February 7, 2000
                        (Date of earliest event reported)



                           Sizzler International, Inc.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      1-10711                95-4307254
   ------------------------       ---------------------   ----------------------
  (State of Incorporation)       (Commission File No.)       (IRS Employer
                                                          Identification Number)

          6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
 -----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                              -------------------
              (Registrant's telephone number, including area code)

   ITEM 5.  OTHER EVENTS

          The Registrant incorporates herein the text of two News Bulletins, one issued on February 7, 2000 and the other issued on February 14, 2000, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.



   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit No.          Description
   -----------          -----------
   99.1                 News Bulletin dated February 7, 2000.
   99.2                 News Bulletin dated February 14, 2000.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                               Sizzler International, Inc.

                                               By:  /s/ Steven R. Selcer
                                               ------------------------------
                                               Name:  Steven R. Selcer
                                               Title: Vice President and
                                                      Chief Financial Officer


   Dated:  February 16, 2000